UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

August 9, 2013

DATE OF REPORT

(DATE OF EARLIEST EVENT REPORTED)

NEWS CORPORATION

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	001-35769	46-2950970
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NO.)	(IRS EMPLOYER IDENTIFICATION NO.)

1211 Avenue of the Americas, New York, New York 10036

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

(212) 416-3400

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On August 9, 2013, News Limited, a subsidiary of News Corporation (“News Corp Australia”), issued a press release announcing the resignation of Kim Williams, Chief Executive Officer of News Corp Australia, and a press release announcing the appointment of Julian Clarke as the new Chief Executive Officer of News Corp Australia. A copy of the press releases announcing the resignation of Kim Williams and the appointment of Julian Clarke are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) The following exhibits are being filed with this Current Report on Form 8-K.

Exhibit No.	Description

99.1	Press release of News Corp Australia, dated August 9, 2013, announcing the resignation of Kim Williams.

99.2	Press release of News Corp Australia, dated August 9, 2013, announcing the appointment of Julian Clarke.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWS CORPORATION

By:	/s/ Michael L. Bunder
Michael L. Bunder
Senior Vice President, Deputy General Counsel and Corporate Secretary

Dated: August 9, 2013

Exhibit Index

Exhibit No.	Description

99.1	Press release of News Corp Australia, dated August 9, 2013, announcing the resignation of Kim Williams.

99.2	Press release of News Corp Australia, dated August 9, 2013, announcing the appointment of Julian Clarke.